UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 23, 2009
                                                         -----------------


                             Northwest Bancorp, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)


        United States                    0-23817                 23-2900888
----------------------------       ---------------------     -------------------
(State or other jurisdiction       (Commission File No.)     (I.R.S. Employer
    of incorporation)                                        Identification No.)


                               100 Liberty Street
                              Warren, Pennsylvania                   16365
                     (Address of principal executive office)      (Zip code)

Registrant's telephone number, including area code:  (814) 726-2140
                                                     --------------


                                 Not Applicable
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01   Other Events
            ------------

     On October 23, 2009, Northwest Savings Bank, the wholly owned subsidiary of Northwest Bancorp, Inc. (the "Registrant"), completed its acquisition of Keystone State Savings Bank. Pursuant to the terms of the Merger Agreement and as set forth in the attached Press Release, in connection with the acquisition, the Registrant issued 76,106 shares of its common stock to Northwest Bancorp, MHC, Northwest Savings Bank's top-tier mutual holding company.

     A press release announcing the acquisition is attached.

Item 9.01   Financial Statements and Exhibits
            ----------------------------------

            (a)      Not applicable

            (b)      Not applicable

            (c)      Not applicable

            (d)      Exhibits

                     Exhibit No.          Description
                     -----------          -----------

                       99.1               Press release dated October 26, 2009

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            NORTHWEST BANCORP, INC.


DATE:  October 27, 2009                     By: /s/ William W. Harvey, Jr.
       -----------------------------            -------------------------------
                                                William W. Harvey, Jr.
                                                Chief Financial Officer